(PPP LOGO)
PRINCIPAL PRESERVATION

                             CASH RESERVE PORTFOLIO
                                 CLASS X SHARES
                                 (RETAIL CLASS)

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)


                                 JUNE 30, 1997
                                  ------------

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PRINCIPAL PRESERVATION

                             CASH RESERVE PORTFOLIO
                                 CLASS Y SHARES
                             (INSTITUTIONAL CLASS)


                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)


                                 JUNE 30, 1997
                                  ------------

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL CLASS)


                       SEMIANNUAL REPORT TO SHAREHOLDERS

                                                                 August 20, 1997
Dear Shareholder:

  Strong demand in the stock markets marked the first six months of 1997, fueled by a strong economy. The Federal Reserve moved the target Fed Funds Rate up from 5.25% to 5.50% in mid March. Short term interest rates followed the move and trading in the 90 day U.S. Treasury Bills witnessed yields beginning the year at 5.66% moving to 6.01% on June 30, 1997. In anticipation of further Fed intervention, the investment community has pushed up the short end of the yield curve. A move that, as of the date of this report, has not yet occurred.

  The portfolio manager followed a steady course with the portfolio and did not make many changes in the composition or in the average maturity throughout the period. The portfolio began the year with 52% in large company A1/P1 commercial paper, 31% in U.S. Government agency discount notes and the remaining 17% in overnight repurchase agreements. The portfolio at June 30, 1997 had the same 52% in commercial paper, but due to a temporary shortage in overnight repurchase agreements, boosted its U.S. Government and agency position to 48%. After June 30, 1997, the portfolio has returned to a similar allocation as December 31, 1996.

  The fund began the year with approximately $125,100,000 in net assets and has since increased its size to 137,000,000 at June 30, 1997. The seven day annualized yield for the Retail Class of shares, net of absorption, was 4.78% as of June 30, 1997 compared to 4.66% at December 31, 1996. The comparative average seven day yields for the IBC Donoghue First Tier Money Market Fund category was 4.94% and 4.78%, respectively.

  We look ahead to a stable second half of the year and do not expect, under the current economic climate that the Fed will change its policy and raise the target Fed Funds rate anytime soon.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL CLASS)


                       SEMIANNUAL REPORT TO SHAREHOLDERS

                                                                 August 20, 1997
Dear Shareholder:

  Strong demand in the stock markets marked the first six months of 1997, fueled by a strong economy. The Federal Reserve moved the target Fed Funds Rate up from 5.25% to 5.50% in mid March. Short term interest rates followed the move and trading in the 90 day U.S. Treasury Bills witnessed yields beginning the year at 5.66% moving to 6.01% on June 30, 1997. In anticipation of further Fed intervention, the investment community has pushed up the short end of the yield curve. A move that, as of the date of this report, has not yet occurred.

  The portfolio manager followed a steady course with the portfolio and did not make many changes in the composition or in the average maturity throughout the period. The portfolio began the year with 52% in large company A1/P1 commercial paper, 31% in U.S. Government agency discount notes and the remaining 17% in overnight repurchase agreements. The portfolio at June 30, 1997 had the same 52% in commercial paper, but due to a temporary shortage in overnight repurchase agreements, boosted its U.S. Government and agency position to 48%. After June 30, 1997, the portfolio has returned to a similar allocation as December 31, 1996.

  The fund began the year with approximately $125,100,000 in net assets and has since increased its size to 137,000,000 at June 30, 1997. The seven day annualized yield for the Institutional Class of shares, net of absorption, was 5.20% as of June 30, 1997 compared to 5.05% at December 31, 1996. The comparative average seven day yields for the IBC Donoghue Institutional Money Market Fund category was 5.18% and 5.04%, respectively.

  We look ahead to a stable second half of the year and do not expect, under the current economic climate that the Fed will change its policy and raise the target Fed Funds rate anytime soon.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL CLASS)
FINANCIAL HIGHLIGHTS

                                                                                                          FOR THE PERIOD
                                                                                                           APRIL 5, 1993
                                                           FOR THE SIX                                     (COMMENCEMENT
                                                          MONTHS ENDED   FOR THE YEARS ENDED DECEMBER 31,  OF OPERATIONS)
                                                         JUNE 30, 1997     ----------------------------   TO DECEMBER 31,
                                                           (UNAUDITED)        1996      1995      1994              1993
                                                         -------------     -------   -------   -------   ---------------
(Selected data for each share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period                             $1.00       $1.00     $1.00     $1.00             $1.00
                                                              --------     -------   -------   -------           -------

  Net investment income                                           0.02        0.05      0.05      0.04              0.02
Less distributions:
  Dividends from net investment income                          (0.02)      (0.05)    (0.05)    (0.04)            (0.02)
                                                              --------     -------   -------   -------           -------
Net asset value, end of period                                   $1.00       $1.00     $1.00     $1.00             $1.00
                                                              ========    ========   =======   =======          ========

Total investment return (b)<F2>                                  2.32%       4.78%     5.32%     3.64%         2.99% (a)<F1>
Ratios/Supplemental Data:
  Net assets, end of period (nearest thousand)                 $93,920     $89,946   $86,590   $52,593           $47,768
  Ratio of expenses to average net assets (c)<F3>            0.84% (a)<F1>   0.78%     0.79%     1.05%         1.03% (a)<F1>
  Capital contributions (d)<F4>                                     --          --     0.06%        --                --
  Ratio of net investment income
    to average net assets (c)<F3>                            4.77% (a)<F1>   4.73%     5.23%     3.62%         2.73% (a)<F1>

Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X
(Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares.
Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 reflect the new dual class structure.

(a)<F1>Annualized.
(b)<F2>Prior to 1996, the advisers to Prime made capital contributions to offset losses in securities. Had the advisers not made capital contributions, the adjusted annualized total returns would have been 5.26% and 1.91% for 1995 and
1994, respectively.
(c)<F3>Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser.
For the period ended June 30, 1997 and year ended December 31, 1997, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the annualized ratios of net investment income and expenses to average net assets would have been as follows:
                                                                                                          FOR THE PERIOD
                                                                                                           APRIL 5, 1993
                                                           FOR THE SIX                                     (COMMENCEMENT
                                                          MONTHS ENDED FOR THE YEARS ENDED DECEMBER 31,   OF OPERATIONS)
                                                         JUNE 30, 1997     ----------------------------  TO DECEMBER 31,
                                                           (UNAUDITED)        1996      1995      1994              1993
                                                         -------------     -------   -------   -------   ---------------

  Ratio of expenses to average net assets                    0.94% (a)<F1>   0.99%     1.16%     1.32%             1.32%
  Ratio of net investment income
    to average net assets                                    4.67% (a)<F1>   4.63%     4.86%     3.35%             2.44%

(d)<F4>For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended
December 31, 1995, capital contributions were presented in the financial statements of both the Fund and Prime, whereas in 1994 capital contributions were presented only in Prime's financial statements.

The accompanying notes are an integral part of the financial statements.


CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL CLASS)
FINANCIAL HIGHLIGHTS

                                                 FOR THE SIX
                                                MONTHS ENDED
                                               JUNE 30, 1997  FOR THE YEAR ENDED
                                                 (UNAUDITED)   DECEMBER 31, 1996
                                               -------------    ----------------
(Selected data for each share of the Fund
  outstanding throughout the periods)
Net asset value, beginning of period                   $1.00            $1.00
                                                     -------          -------
Income from investment operations:
 Net investment income                                  0.03             0.05
Less distributions:
 Dividends from net investment income                 (0.03)           (0.05)
                                                     -------          -------
Net asset value, end of period                         $1.00            $1.00
                                                     =======          =======

Total investment return                               2.52%*<F5>        5.20%
Ratios/Supplemental Data:
 Net assets, end of period (nearest thousand)        $41,683          $35,120
 Ratio of expenses to average net assets (a)<F6>      0.42%*<F5>        0.34%
 Ratio of net investment income to average
   net assets (a)<F6>                                 5.02%*<F5>        4.95%

(a)<F6>For the period ended June 30, 1997 and year ended December 31, 1996, the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the annualized ratios would have been as follows:

 Ratio of expenses to average net assets              0.52%*<F5>        0.54%
 Ratio of net investment income to average
   net assets                                         4.92%*<F5>        4.75%


*<F5>Annualized.

The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)

ASSETS:
  Investments in Securities, at amortized cost and value:
  U.S. Government and Agency Obligations                          $64,400,990
  Short Term Investments                                           71,700,558
  Investments Sold                                                        397
  Other Assets                                                         13,857
                                                                  -----------
  Total Assets                                                    136,115,802

LIABILITIES:
  Dividends payable (Retail Class X)                      $0
  Dividends payable (Institutional Class Y)          107,929
  Accrued expenses                                   105,735
                                                     -------
  Total Liabilities                                                   213,664
                                                                  -----------
NET ASSETS                                                       $135,902,138
                                                                  ===========

NET ASSETS CONSIST OF:
  Capital Stock                                                  $136,091,508
  Undistributed net investment income                                   1,220
  Accumulated net realized loss                                     (190,590)
                                                                  -----------
  Net Assets                                                     $135,902,138
                                                                  ===========

INSTITUTIONAL CLASS Y
  Net Assets (in 000's)                                               $41,683
  Shares Authorized                                                   200,000
  Shares Issued and Outstanding                                        41,747
  Net asset value and redemption price per share                        $1.00

RETAIL CLASS X
  Net Assets (in 000's)                                               $93,920
  Shares Authorized                                                   200,000
  Shares Issued and Outstanding                                        94,160
  Net asset value and redemption price per share                        $1.00

The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


INVESTMENT INCOME:
  Interest income                                                  $3,586,497
                                                                    ---------
  Total investment income                                           3,586,497
                                                                    ---------
EXPENSES:
  Investment advisory fees                           131,091
  Administration fees                                 98,318
  Shareholder service fees Class X                   116,888
  Distribution fees Class X                           70,133
  Professional fees                                   36,877
  Depository fees                                     27,729
  Directors fees                                      13,510
  Registration fees                                   14,128
  Transfer agent fees Class X                            724
  Transfer agent fees Class Y                          1,448
  Pricing                                                179
  Printing and postage fees Class X                    7,475
  Printing and postage fees Class Y                      565
  Deferred organization expense                        4,107
  Miscellaneous expenses                               6,529
                                                     -------
  Total expenses                                     529,701
  Less:   Waiver by the Adviser/Administrator       (68,643)
                                                    --------
  Net expenses                                                        461,058
                                                                    ---------
NET INVESTMENT INCOME                                               3,125,439
  Net realized loss on investments                                        (3)
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $3,125,436
                                                                    =========

The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS


                                                 FOR THE SIX          FOR THE
                                                MONTHS ENDED       YEAR ENDED
                                               JUNE 30, 1997     DECEMBER 31,
                                                 (UNAUDITED)             1996
                                               -------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income                            $3,125,439       $6,181,887
 Net realized loss on investments                        (3)         (53,333)
                                                  ----------       ----------
 Net increase in net assets resulting
   from operations                                 3,125,436        6,128,554

CAPITAL TRANSACTIONS:
 Proceeds from sales of shares                   202,763,404      436,903,589
 Reinvestment of dividends                         2,455,982        4,890,666
 Cost of shares redeemed                       (194,385,067)    (403,263,856)
                                                ------------     ------------
 Net increase in net assets resulting
   from share transactions                        10,834,319       38,530,399

DISTRIBUTIONS FROM NET INVESTMENT INCOME:
 Class X Shares                                  (2,175,386)      (4,204,427)
 Class Y Shares                                    (950,731)      (1,975,562)
                                                 -----------      -----------
 Total distributions                             (3,126,117)      (6,179,989)

CAPITAL CONTRIBUTIONS                                     --               --
                                                  ----------       ----------
 Total increase in net assets                     10,833,638       38,478,964

NET ASSETS:
 Beginning of period                             125,068,500       86,589,536
                                                 -----------       ----------
 End of period (including undistributed
   net investment income
   of $1,220 and $1,898, respectively)          $135,902,138     $125,068,500
                                                 ===========      ===========

The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)


NOTE 1 - ORGANIZATION

Principal Preservation Cash Reserve Portfolio (the "Fund") is a separate series of Principal Preservation Portfolios, Inc., (the "Company"), a Maryland corporation organized in 1984. The Fund's investment objective is to seek high current income to the extent consistent with stability of principal and the maintenance of liquidity. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on April 5, 1993. Class Yshares were first offered on January 1, 1996.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's authorized common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Class) and Class Y Common Stock (Institutional Class). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as shares of the Retail Class. Financial statements and results of operations presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Class X Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1996, the Fund has Federal income tax capital loss carryforwards of $53,333 and $140,095 expiring in 2003 and 2002, respectively. It is management's intention to make no distribution of any future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) DEFERRED ORGANIZATION EXPENSES - Expenses incurred by Class X in connection with its organization and the initial public offering of its shares are being amortized by the Fund over the period of benefit, but not to exceed five years from the commencement of operations. These expenses were advanced by B.C. Ziegler and Company ("BCZ"), a wholly-owned subsidiary of The Ziegler Companies, Inc., who was reimbursed by the Fund.

  e) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

  f) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  g) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

    Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, ZAMI receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the period ended June 30, 1997, the Fund incurred administration fees of $98,318. ZAMI voluntarily waived $64,536 of its collective advisory and administrative fees during the period ended June 30, 1997. This waiver may be discontinued at any time by ZAMI.

  b) INVESTMENT ADVISORY FEES - ZAMI is also the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the period ended June 30, 1997, the Fund incurred total Advisory fees of $131,092.

  c) DISTRIBUTION FEES - The Class X Retail Shares of the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of Class X shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets of Class X shares. For the period ended June 30, 1997, the Fund incurred distribution fees aggregating $70,133.

  d) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers in the Class X Retail Shares. Under this agreement, BCZ receives a fee of up to 0.25% of the Retail Class's average daily net assets representing shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all shareholder accounts holding Class X shares which are not serviced separately by a shareholder servicing agent and for all shareholder accounts holding Class Y shares. Fees currently charged by BCZ to each class of shares for this service are $16 per shareholder account. For the period ended June 30, 1997, the Fund incurred shareholder servicing fees aggregating $116,888.

  e) DEPOSITORY FEES - The Fund has entered into an agreement with BCZ to provide the Fund with depository services. For these services, the Fund currently pays BCZ a fee based on average daily net assets, computed monthly, at an annual rate of 0.055% on the first $50 million of net assets, 0.035% on the next $150 million of such assets, 0.030% on the next $300 million and 0.025% on amounts over $500 million of such assets. For the period ended June 30, 1997, the Fund incurred total depository fees of $27,729.

  f) FUND ACCOUNTING FEES - The Fund has entered into an agreement with BCZ to provide the Fund with Accounting/Pricing services. For these services, the Fund currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the period ended June 30, 1997, the Fund incurred total fund accounting fees of $22,625.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of U.S. Government securities, excluding all short-term securities, aggregated $6,059,077 and $4,000,000, respectively.

NOTE 5 - CAPITAL CONTRIBUTION

During the year ended December 31, 1995, BCZ contributed capital to the Cash Reserve Portfolio to offset 1995 realized losses of $14,488 and 1994 realized losses of $25,204. Neither BCZ nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of the Fund.

NOTE 6 - CAPITAL SHARE TRANSACTIONS

In connection with the restructuring described in Note 1, effective at the open of business on January 1, 1996 all previously outstanding shares of Cash Reserve Portfolio were reclassified as Class X Retail Shares. At the same time, Class Y Institutional Shares were issued in exchange for outstanding shares of Prospect Hill Prime Money Market Fund, a series of Prospect Hill Trust, which, like the Fund, prior to that time had invested all of its investable assets in Prime. Transactions in capital shares for the Fund, in thousands, were as follows:

                                        CLASS X           CLASS Y
                                        -------           -------
          SHARES OUTSTANDING
            AT DECEMBER 31, 1995         86,687                 0
          Shares sold                    93,195           343,755
          Shares reinvested               4,204               686
          Shares redeemed              (94,007)         (309,257)
                                       --------          --------
          SHARES OUTSTANDING
            AT DECEMBER 31, 1996         90,079            35,184
          Shares sold                    50,720           152,044
          Shares reinvested               2,174               282
          Shares redeemed              (48,678)         (145,707)
                                       --------          --------
          SHARES OUTSTANDING
            AT JUNE 30, 1997             94,295            41,803
                                       ========          ========

CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

  PRINCIPAL                               MATURITY  INTEREST            VALUE
     AMOUNT                                   DATE      RATE        (NOTE 2A)
  ---------                              ---------  --------        ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 47.4%
 $6,068,000  U.S. Treasury Bill            7/10/97    4.760%       $6,060,779
                                                                   ----------
             Total Treasuries                                       6,060,779
                                                                   ----------
FEDERAL FARM CREDIT BANK ("FFCB")
  3,000,000  FFCB Discount Note            8/19/97     5.420        2,977,868
  2,000,000  FFCB Discount Note            7/25/97     5.390        1,992,813
  7,955,000  FFCB Discount Note            7/18/97     5.400        7,934,715
                                                                   ----------
             Total Federal Farm Credit Bank                        12,905,396
                                                                   ----------
FEDERAL HOME LOAN BANK ("FHLB")
  3,000,000  FHLB Discount Note             9/5/97     5.420        2,970,190
  3,000,000  FHLB Discount Note             9/3/97     5.430        2,971,040
  2,000,000  FHLB Discount Note            8/12/97     5.400        1,987,400
  5,000,000  FHLB Discount Note             7/2/97     5.370        4,999,254
                                                                   ----------
             Total Federal Home Loan Bank                          12,927,884
                                                                   ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
  1,483,000  FHLMC Discount Note           8/12/97     5.460        1,473,553
  1,000,000  FHLMC Discount Note            8/4/97     5.440          994,862
  5,000,000  FHLMC Discount Note            8/1/97     5.440        4,976,578
    980,000  FHLMC Discount Note           7/11/97     5.500          978,503
  1,900,000  FHLMC Discount Note            7/9/97     5.420        1,897,712
  4,500,000  FHLMC Discount Note            7/7/97     5.420        4,495,935
                                                                   ----------
             Total Federal Home Loan Mortgage Corporation          14,817,143
                                                                   ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
  3,000,000  FNMA Discount Note             9/8/97     5.420        2,968,835
  3,000,000  FNMA Discount Note            8/18/97     5.420        2,978,320
  1,745,000  FNMA Discount Note            7/10/97     5.450        1,742,633
 10,000,000  FNMA Discount Note             7/1/97     5.380       10,000,000
                                                                   ----------
             Total Federal National Mortgage Association           17,689,788
                                                                   ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                       64,400,990
                                                                   ----------
SHORT TERM -- 52.7%
COMMERCIAL PAPER
 $2,000,000  American General Finance
               Corporation                 7/24/97    5.550%       $1,992,908
  2,000,000  American General Finance
               Corporation                 7/16/97     5.610        1,995,325
  2,000,000  American General Finance
               Corporation                  7/2/97     5.560        1,999,691
  3,000,000  American Express Credit
               Corporation                 8/20/97     5.530        2,976,958
  3,000,000  American Express Credit
               Corporation                  7/1/97     5.560        3,000,000
  3,000,000  Associates Corporation        7/14/97     5.560        2,993,977
  3,000,000  Associates Corporation         7/7/97     5.580        2,997,210
  2,000,000  The CIT Group Holdings
               Corporation                 8/26/97     5.550        1,982,733
  2,000,000  The CIT Group Holdings
               Corporation                  8/1/97     5.560        1,990,424
  2,000,000  The CIT Group Holdings
               Corporation                 7/15/97     5.570        1,995,668
  3,000,000  Commercial Credit
               Corporation                 8/19/97     5.520        2,977,460
  3,000,000  Commercial Credit
               Corporation                  7/7/97     5.610        2,997,195
  3,000,000  E.I. du Pont de Nemours
               and Company                  8/6/97     5.490        2,983,530
  3,000,000  E.I. du Pont de Nemours
               and Company                 7/22/97     5.490        2,990,393
  4,000,000  Ford Motor Credit
               Corporation                 8/22/97     5.540        3,967,991
  2,000,000  Ford Motor Credit
               Corporation                  7/8/97     5.600        1,997,822
  3,000,000  General Electric Capital
               Corporation                 8/15/97     5.540        2,979,225
  3,000,000  General Electric Capital
               Corporation                 7/29/97     5.550        2,987,050
  3,000,000  Household Finance
               Corporation                  8/5/97     5.570        2,983,754
  3,000,000  Household Finance
               Corporation                 7/28/97     5.540        2,987,535
  2,500,000  Marshall & Ilsley
               Corporation                  8/4/97     5.570        2,486,849
  3,500,000  Marshall & Ilsley
               Corporation                 7/28/97     5.550        3,485,431
  3,000,000  Norwest Financial
               Corporation                 8/25/97     5.550        2,974,563
  3,000,000  Norwest Financial
               Corporation                 7/17/97     5.530        2,992,627
  3,000,000  Rabobank Nederland            7/21/97     5.540        2,990,767
  3,000,000  Rabobank Nederland            7/18/97     5.570        2,992,109
                                                                   ----------
             Total Commercial Paper                                71,699,195
                                                                   ----------
MONEY MARKET
      1,363  Dreyfus Cash Management Plus                               1,363
                                                                   ----------
             Total Money Market                                         1,363
                                                                   ----------
TOTAL SHORT TERM                                                   71,700,558
                                                                   ----------
Total Investments, at Amortized Cost                             $136,101,548
                                                                  ===========

The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 865-8/97

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Cash Reserve Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 878-8/97